UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2004

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1 PRESS RELEASE DATED AUGUST 30, 2004
EXHIBIT 99.2 LETTER DATED AUGUST 30, 2004 (MYLAN TO US DIST. CT

Item 8.01 Other Events.

     On August 30, 2004, Mylan Laboratories Inc., a Pennsylvania corporation, issued a press release announcing that Mylan Pharmaceuticals Inc. has filed a notice of voluntary dismissal without prejudice in the U.S. District Court for the Northern District of West Virginia in its lawsuit against the Food and Drug Administration on the issue of authorized generics. A copy of the press release is attached hereto as Exhibit 99.1, and the August 30, 2004 letter to the court, as referred to in the release, is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant, dated August 30, 2004.

99.2	Letter dated August 30, 2004, from counsel to Mylan Pharmaceuticals Inc. to the U.S. District Court for the Northern District of West Virginia.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: August 30, 2004	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the registrant, dated August 30, 2004.

99.2	Letter dated August 30, 2004, from counsel to Mylan Pharmaceuticals Inc. to the U.S. District Court for the Northern District of West Virginia.